Exhibit 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Procera Networks)
procera@nmnadvisors.com
1+510-315-1003

Media Contact
Bob Eastwood
Engage PR (for Procera Networks)
beastwood@engagepr.com
1+ 510-748-8200 x215

Procera Networks Announces
Fourth Quarter and Fiscal 2013 Financial Results

•	Reports quarterly revenue of $21.3 million, up 29% year-over-year
•	Record fourth quarter bookings of $22.4 million
•	Added 68 new service provider customers in fiscal 2013
•	Expanded the product portfolio, including enhancing capabilities with network and subscriber analytics and visualization

Fremont, CA – February 27, 2014 – Procera Networks, Inc. (NASDAQ: PKT), the global Internet intelligence company, today reported financial results for its fourth quarter and fiscal year  ended on December 31, 2013.

Revenue for the fourth quarter of 2013 was $21.3 million, up 29% from revenue of $16.6 million in the fourth quarter of 2012. GAAP net loss for the fourth quarter of 2013 was $3.3 million, or $0.16 per diluted share, compared to net income of $1.2 million, or $0.06 per diluted share, for the fourth quarter of 2012. Non-GAAP net income for the fourth quarter of 2013 was $7 thousand, or $0.00 per diluted share, compared to non-GAAP net income of $2.4 million, or $0.12 per diluted share, for the fourth quarter of 2012.

Revenue for fiscal 2013 was $74.7 million, an increase of 25% over revenue of $59.6 million reported for 2012. GAAP net loss for 2013 was $16.3 million, or $0.81 per diluted share, compared with net income of $5.3 million, or $0.29 per diluted share, for 2012. Non-GAAP net loss for 2013 was $3.6 million, or $0.18 per diluted share, compared with non-GAAP net income of $9.4 million, or $0.51 per diluted share, in fiscal 2012. A description of the non-GAAP financial measures and a reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“While we are disappointed we missed our annual revenue guidance, 2013 was a very important year for Procera Networks.  With the investments we made in 2013, the company built a foundation for long-term growth and leadership in the market,” stated James Brear, President and CEO of Procera Networks.  “We made recent announcements that reflect Procera’s product and technology investments that enhance the customer experience, as well as announced several partnerships that expand our market reach.”

Fourth Quarter 2013 Business and Financial Highlights

•	Reported revenue of $21.3 million, up 29% year-over-year.
•	Bookings were a fourth quarter record of $22.4 million.
•	Added 27 new service provider customers.
•	Selected by a Tier 1 Mobile Operator in EMEA and by two new Tier 1 fixed line operators in the LATAM region.
•	Launched Internet Intelligence Insight Solutions, a web-based visualization platform that leverages the rich analytics and intelligence data provided by Procera’s solutions.
•	Announced “Service Plan Assurance,” the industry’s first service plan quality and transparency solution.
•	Selected by NTT DATA for NAVL-based Network Visibility.
•	Ranked among the top 10 fastest growing networking companies and recognized, for the fourth year in a row, by Deloitte’s 2013 Technology Fast 500™.

Guidance

Procera is providing guidance of annual revenue growth of 15% for 2014.  We plan to increase our investment in product solutions and offset the cost of these investments with cost reductions in other parts of our business.  We expect quarterly non-GAAP operating expenses in 2014 to be relatively flat with the amount of non-GAAP operating expenses we reported for the fourth quarter of 2013.  We expect a return to non-GAAP profitability in the second half of 2014.

This guidance is an estimate only and actual performance could differ. The Company’s financial results historically have been volatile, and a number of uncertainties and other factors may cause the Company’s future results, performance or achievements to be materially different from prior results.

Conference Call Information

Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its fourth quarter and full 2013 results, and its outlook for 2014, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, February 27, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investors Relations” section of the Company’s website at http://proceranetworks.com/investors. A replay will be available following the call on the Company’s Investor Relations website or for one week at the following numbers: (855) 859-2056 (domestic), (404) 537-3406 (international) using ID# 52897543. An archived version of the audio from the call will be available for at least thirty days on the Company’s website at http://proceranetworks.com/investors.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2014 revenue growth, operating expenses, cost reductions and product solution investments, a return to non-GAAP profitability in the second half of 2014, long-term growth and the market opportunity, as well as the Company’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; the Company’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in the Company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2012 and its Form 10-Q filed for the quarter ended September 30, 2013, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and the Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information

In addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; and acquisition-related intangible asset amortization, deferred compensation amortization and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, and acquisitions; and acquisition-related intangible asset and deferred compensation amortization, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options, restricted stock and restricted stock units granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of the Company's operating performance. Acquisition-related intangible asset amortization, deferred compensation amortization and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of the Company’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of the Company’s activities. Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies, including the Company’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies. Therefore, these non-GAAP financial measures are limited in their usefulness and investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.
For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.

Procera Networks Inc. (NASDAQ: PKT) delivers Internet Intelligence solutions to service providers and network equipment manufacturers for analytics and enforcement of broadband traffic worldwide. Procera’s solutions provide actionable intelligence and policy enforcement to ensure a high quality experience for any Internet and network connected devices. For more information, visit www.proceranetworks.com or follow Procera on twitter at @ProceraNetworks.

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Sales:
Product sales	$16,191	$13,083	$56,520	$47,723
Support sales	5,139	3,486	18,153	11,904
Total sales	21,330	16,569	74,673	59,627
Cost of sales:
Product cost of sales	8,011	5,048	30,461	17,720
Support cost of sales	957	794	3,399	1,749
Total cost of sales	8,968	5,842	33,860	19,469

Gross profit	12,362	10,727	40,813	40,158
	58.0%	64.7%	54.7%	67.3%
Operating expenses:
Research and development	5,016	2,059	17,548	7,472
Sales and marketing	7,959	5,105	29,251	18,158
General and administrative	2,537	2,399	12,036	9,223
Total operating expenses	15,512	9,563	58,835	34,853

Income (loss) from operations	(3,150)	1,164	(18,022)	5,305

Interest and other income (expense), net	359	41	561	149

Income (loss) before income taxes	(2,791)	1,205	(17,461)	5,454
Income tax provision (benefit)	511	(18)	(1,177)	123
Net income (loss)	$(3,302)	$1,223	$(16,284)	$5,331

Net income (loss) per share - basic	$(0.16)	$0.06	$(0.81)	$0.30
Net income (loss) per share - diluted	$(0.16)	$0.06	$(0.81)	$0.29

Shares used in computing net income (loss) per share:
Basic	20,144	19,410	20,091	17,842
Diluted	20,144	19,830	20,091	18,337

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
	2013	2012
ASSETS
Current Assets:
Cash and cash equivalents	$90,774	$30,933
Short-term investments	15,789	100,762
Accounts receivable, net of allowance	25,008	16,603
Inventories, net	18,836	11,240
Prepaid expenses and other	2,128	2,012
Total current assets	152,535	161,550

Property and equipment, net	7,121	4,474
Intangible assets, net	6,270	-
Goodwill	12,326	960
Deferred tax asset	1,101	-
Other non-current assets	83	54
Total assets	$179,436	$167,038

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,305	$5,453
Deferred revenue	11,633	6,953
Accrued liabilities	6,721	4,949
Total current liabilities	25,659	17,355

Non-current liabilities:
Deferred revenue	3,273	2,878
Deferred tax liability	1,690	-
Other long-term liabilities	143	-
Total liabilities	30,765	20,233

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	20
Additional paid-in capital	219,763	199,793
Accumulated other comprehensive loss	(1,897)	(76)
Accumulated deficit	(69,216)	(52,932)
Total stockholders' equity	148,671	146,805

Total liabilities and stockholders' equity	$179,436	$167,038

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 2013	September 2013	December 2012	December 2013	December 2012
Sales:
Product sales	$16,191	$16,301	$13,083	$56,520	$47,723
Support sales	5,139	5,032	3,486	18,153	11,904
Total sales	21,330	21,333	16,569	74,673	59,627
Cost of sales:
Product cost of sales, GAAP	8,011	10,080	5,048	30,461	17,720
Non-GAAP adjustments:
Stock-based compensation (1)	(26)	(19)	(14)	(84)	(76)
Amortization of intangibles (2)	(275)	(275)	-	(1,094)	-
Product cost of sales, non-GAAP	7,710	9,786	5,034	29,283	17,644
Support cost of sales, GAAP	957	896	794	3,399	1,749
Non-GAAP adjustments:
Stock-based compensation (1)	(79)	(82)	(38)	(302)	(74)
Support cost of sales, non-GAAP	878	814	756	3,097	1,675
Total cost of sales, non-GAAP	8,588	10,600	5,790	32,380	19,319
Gross profit, non-GAAP	12,742	10,733	10,779	42,293	40,308
	59.7%	50.3%	65.1%	56.6%	67.6%
Operating expenses:
Research and development	5,016	3,945	2,059	17,548	7,472
Non-GAAP adjustments:
Stock-based compensation (1)	(292)	(218)	(25)	(1,226)	(321)
Deferred compensation (3)	(753)	(753)	-	(2,946)	-
Research and development, non-GAAP	3,971	2,974	2,034	13,376	7,151

Sales and marketing	7,959	7,322	5,105	29,251	18,158
Non-GAAP adjustments:
Stock-based compensation (1)	(334)	(385)	(233)	(1,682)	(1,175)
Amortization of intangibles (2)	(119)	(117)	-	(472)	-
Deferred compensation (3)	(777)	(716)	-	(2,863)	-

Sales and marketing, non-GAAP	6,729	6,104	4,872	24,234	16,983

General and administrative	2,537	2,510	2,399	12,036	9,223
Non-GAAP adjustments:
Stock-based compensation (1)	(512)	(365)	(281)	(1,763)	(1,138)
Business development costs (4)	-	-	(590)	(1,616)	(1,236)
General and administrative, non-GAAP	2,025	2,145	1,528	8,657	6,849
Total operating expenses, non-GAAP	12,725	11,223	8,434	46,267	30,983

Income (loss) from operations, non-GAAP	17	(490)	2,345	(3,974)	9,325

Interest and other income (expense), net	359	232	41	561	149

Income (loss) before income taxes, non-GAAP	376	(258)	2,386	(3,413)	9,474

Income tax provision (benefit)	511	(205)	(18)	(1,177)	123
Non-GAAP adjustments (5)	(142)	136	-	1,408	-
Income tax provision (benefit), non-GAAP	369	(69)	(18)	231	123
Net income (loss), non-GAAP	$7	$(189)	$2,404	$(3,644)	$9,351

Net income (loss) per share - diluted, non-GAAP	$0.00	$(0.01)	$0.12	$(0.18)	$0.51

Shares used in computing diluted net income (loss) per share	20,144	20,031	19,830	20,091	18,337

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(3,302)	$(2,983)	$1,223	$(16,284)	$5,331
Non-GAAP adjustments:
Stock-based compensation (1)	1,243	1,069	591	5,057	2,784
Amortization of intangibles (2)	394	392	-	1,566	-
Deferred compensation (3)	1,530	1,469	-	5,809	-
Business development expenses (4)	-	-	590	1,616	1,236
Income tax adjustment (5)	142	(136)	-	(1,408)	-
As Adjusted	$7	$(189)	$2,404	$(3,644)	$9,351
		-
Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.16)	$(0.15)	$0.06	$(0.81)	$0.29
Non-GAAP adjustments:
Stock-based compensation (1)	0.06	0.05	0.03	0.25	0.15
Amortization of intangibles (2)	0.02	0.02	-	0.08	-
Deferred compensation (3)	0.08	0.07	-	0.29	-
Business development expenses (4)	-	-	0.03	0.08	0.07
Income tax adjustment (5)	0.01	(0.01)	-	(0.07)	-
As Adjusted	$0.00	$(0.01)	$0.12	$(0.18)	$0.51

Shares used in computing diluted net income (loss) per share	20,144	20,031	19,830	20,091	18,337

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC 718.
(2)	Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)	Deferred compensation includes amortization of amounts to be paid under retention agreements with Vineyard's three founders; these are payable after one year of continuous employment with the Company.
(4)	Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(5)	Income tax benefit associated with the following Vineyard acquisition related items: - reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition; and - amortization of acquired intangible assets and book/tax differences on deferred revenue.